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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (date of earliest
                        event reported):  July 21, 2000

                                 JFAX.COM, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                            0-25965                      51-0371142
(State of                         (Commission                 (I.R.S. Employer
incorporation)                      Number)                  Identification No.)


                              6922 Hollywood Blvd.
                                   Suite 900
                         Los Angeles, California  90028
                    (Address of principal executive offices)

                                 (323) 860-9200
              (Registrant's telephone number, including area code)



                 (Former Address, if changed since last report)
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Item 5.   Other Events.

On July 21, 2000, JFAX.COM, Inc. ("JFAX") entered into an agreement with Intuit Inc. ("Intuit") pursuant to which JFAX will enable certain Intuit small business products with fax sending and receipt capabilities. These fax capabilities will be made available to Intuit's customers and JFAX and Intuit will share revenues from this arrangement. The launch date for these Intuit products will be determined by Intuit at a later date.

In a related matter, JFAX and eFax.com ("eFax") entered into a separate set of agreements whereby JFAX and eFax will share responsibilities for developing and servicing the customized faxing products for Intuit's customers. JFAX will compensate eFax for its development efforts on a monthly basis, as well as share a portion of the revenues from the JFAX-Intuit agreement with eFax. JFAX anticipates that the definitive merger agreement between eFax and JFAX, signed July 13, 2000, will close prior to the launch date of the Intuit products containing fax sending and receipt capabilities described above.

                       NOTE TO FORWARD-LOOKING STATEMENTS

  The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements regarding the timing of the closing of the definitive merger agreement which are intended to be forward-looking statements within the meaning of the Securities Act and the Exchange Act. All forward-looking statements included in this report are based on information available to JFAX on the date of this document, and JFAX assumes no obligation to update any forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future results and are subject to risks and uncertainties that actual results may differ materially from those included in the forward-looking statements as a result of various factors. Factors that could affect the date of the closing of the definitive merger agreement include (a) events that could affect the date of any filing of the registration statement on Form S-4; (b) events that could affect the timing of the effectiveness of the registration statement, including substantive issues raised by the Securities and Exchange Commission; (c) eFax's or JFAX's inability to obtain a quorum or the required affirmative vote for the respective stockholders meetings; and (d) difficulty in obtaining approvals from third parties, including governmental

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entities, which may be necessary to meet the conditions required to complete the merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  July 26, 2000


                                        JFAX.COM, Inc.
                                        (Registrant)


                                        By:  /s/ Nicholas V. Morosoff
                                           --------------------------
                                           Nicholas V. Morosoff
                                           Secretary


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